Accounts receivable (Tables)	14 Months Ended
Dec. 31, 2022
Trade and other current receivables [abstract]
Schedule of other receivables
Other receivables consist principally of interest receivable.

Aging Summary
As at	December 31, 2022	October 31, 2022
Current	$3.3	$0.3
1-30 days	0.5	0.6
31-60 days	—	0.3
61-90 days	0.3	0.1
91 days and over	0.2	0.2
Total accounts receivable	$4.3	$1.5

Schedule of revenue by customers
The Company's revenue primarily comes from three key customers, as shown in the table below. The Company's remaining customers do not make up significant percentages of these balances. For additional details on product sales and fair value adjustments recognized in the period, refer to Note 3.

Revenue
For the two months ended December 31,	2022	2021
Customer A	10.3%	36.9%
Customer B	62.1%	56.1%
Customer C	26.2%	0.0%

Trade Accounts Receivable
As at	December 31, 2022	October 31, 2022
Customer A	17.3%	18.3%
Customer B	43.8%	42.8%
Customer C	27.8%	0.0%